EXHIBIT 99.2
         CERTIFICATION PURSUANT TO SECTION 302 OF THE ACT
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     I, Dennis Eldjarnson, hereby certify that:

1. I have reviewed this quarterly report on Form 10QSB of Siam Imports, Inc. (hereafter referred to as "registrant").

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of registrant as of, and for, the periods presented in this annual report.

4. As the Principal Accounting Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the auditors and the audit committee of the board of directors (or persons performing the equivalent functions):

a) that there are no significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have advised registrant's auditors there are no material weaknesses in internal controls; and

b) that there is no fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                   SIAM IMPORTS, INC., Registrant

Dated: December 21, 2004           /s/ Dennis Eldjarnson
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                                   By: Dennis Eldjarnson, Chief Executive
                                   Officer, President, Treasurer, Chief
                                   Financial Officer, Principal Accounting
                                   Officer and Chairman of the Board